UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 300, LA JOLLA, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On January 11, 2021, MediciNova, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 3D Opportunity Master Fund (the “Investor”), pursuant to which the Company agreed to issue to the Investor in a private placement (the “Private Placement”) $20 million in shares of the common stock, par value $0.001 (the “Common Stock”), of the Company (the “Shares”). The price per share in the Private Placement will equal the lower of (i) the average of the closing price per share of the Common Stock on the Nasdaq Stock Market over a period of the five business days immediately prior to the date (“Determination Date”) the board of directors of the Company (the “Board”) approves the Private Placement (“Average Price at Determination”) and (ii) the average of the closing price per share of the Common Stock on the Nasdaq Stock Market over a period of the five business days immediately prior to the closing date (“Average Price at Closing”); provided, however, that should the Average Price at Closing be lower than (x) the Average Price at Determination and (y) 90% of the closing price per share on the day immediately prior to the Determination Date (“Base Price”), then the price per share shall be the Base Price. The Private Placement is expected to close on January 29, 2021, subject to the satisfaction of customary closing conditions.

The Shares will be sold and issued without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The Purchase Agreement also provides for customary registration rights, pursuant to which the Company is required to file a registration statement with the Securities and Exchange Commission on or prior to the closing of the Private Placement to register for resale the Shares sold in the Private Placement.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Shareholder Rights Agreement

In addition, on January 11, 2021 (the “Signing Date”), the Company and the Investor entered into a Shareholder Rights Agreement (the “Shareholder Rights Agreement”). Pursuant to the Shareholder Rights Agreement, the Investor has the option and right to appoint a board observer to attend all meetings of the Board (the “Observer Appointment Right”); provided, that the Observer Appointment Right may only be exercised during the six month period beginning on the one year anniversary of the Signing Date and provided, further, that the Observer Appointment Right is contingent upon the Investor maintaining beneficial ownership of 5% or more of the outstanding shares of the Company’s common stock (the “Ownership Threshold”) at the time of appointment. The board observer, once appointed, shall serve for a period equal to the shorter of two years or the date at which the Investor’s holdings fall below the Ownership Threshold through disposition of Shares by the Investor.

Additionally, for a period of one year after the Signing Date, the Company has covenanted that it will not entertain a financing proposal unless the Company determines that such financing proposal is reasonably likely to significantly enhance stockholder value and, during such one year period, if the Company makes such determination and decides to pursue a financing transaction, the Investor has been granted a right of first offer with respect to such financing and a right of first look with respect to any financing transactions proposed by a third party, each on the terms and conditions as set forth in the Shareholder Rights Agreement.

The Purchase Agreement and the Shareholder Rights Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 related to the Shares is hereby incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On January 11, 2021, the Company issued a press release announcing the signing of the Purchase Agreement. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated January 11, 2021, between the Company and the Investor.

10.2	Shareholder Rights Agreement, dated January 11, 2021, between the Company and the Investor.

99.1	Press Release issued January 11, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

DATE: January 12, 2021	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer